SUPPLEMENT TO THE FIDELITY STRATEGIC INCOME FUND
FEBRUARY 27, 1999
PROSPECTUS

The following information replaces similar information found in the "Fund Services" section under the heading "Fund Management" on page 22.

   Mark Notkin is manager of Strategic Income's high yield investments, which he has managed since April 1999. Since joining
Fidelity in 1994, Mr. Notkin has worked as an analyst and portfolio manager.

The following information replaces similar information found in the "Investment Details" section under the heading "Foreign Exposure" on page 7.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.